UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 30, 1999
                Date of Report (Date of earliest event reported)

                                  InaCom Corp.

             (Exact name of registrant as specified in its charter)

Delaware                            0-16114                      47-0681813
(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File Number               Identification No.)
incorporation)

10810 Farnam Drive, Suite 200, Omaha, Nebraska                       68154
  (Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 758-3900

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Item 5. OTHER EVENTS.

     On November 30, 1999, InaCom Corp. issued a press release announcing the appointment of Thomas J. Fitzpatrick as Executive Vice President and Chief Financial Officer of InaCom. A copy of the press release is attached as an exhibit to this report.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1      Press Release

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INACOM CORP.

November 30, 1999

                                           /s/ G.A. Gagliardi

                                           ---------------------------------
                                           G. A. Gagliardi

                                           President and Chief Executive Officer